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                              Exhibit EX-99.11(a)


                 [KRAMER, LEVIN, NAFTALIS & FRANKEL LETTERHEAD]


                                 April 28, 1997

Gintel Fund
6 Greenwich Office Park
Greenwich, CT 06831

        Re:  Post-Effective Amendment No. 20 to
             Registration Statement on Form N-1A
             File No. 2-70207
             -------------------------------------

Gentlemen:

        We hereby consent to the reference to our firm as counsel in this Registration Statement on Form N-1A.

                                        Very truly yours,


                                        /s/ KRAMER, LEVIN, NAFTALIS & FRANKEL